Statement of Additional Information Supplement

October 22, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 22, 2013 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Statement of Additional Information dated April 30, 2013

Multi-Asset Portfolio
(the "Portfolio")

On October 21, 2013, the Fund, on behalf of the Portfolio, filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended. As a result, the following change to the Fund's Statement of Additional Information ("SAI") is effective immediately:

The last two paragraphs of the section of the Fund's SAI entitled "Investment Policies and Strategies—Derivatives—Regulatory Matters" are hereby deleted and replaced with the following:

The Fund, on behalf of each Portfolio, has filed a notice of eligibility with the National Futures Association ("NFA") claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended ("CEA"), and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operations. Therefore, neither the Portfolios nor the Adviser (with respect to the Portfolios) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Portfolio becomes subject to these requirements, as well as related NFA rules, the Portfolio may incur additional compliance and other expenses.

Please retain this supplement for future reference.